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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2004


                          FRANKLIN CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                       811-05103             13-3419202
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

                 100 Wilshire Boulevard, 15th Floor, Suite 1500
                         Santa Monica, California 90401
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (310) 752-1416

                           450 Park Avenue, 20th Floor
                            New York, New York 10022
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01      Changes in Registrant's Certifying Accountant

As previously reported in the current report on Form 8-K filed by Franklin Capital Corporation ("Franklin") with the Securities and Exchange Commission (the "SEC") on July 9, 2004, Ernst & Young LLP ("E&Y") informed Franklin on July 6, 2004 that, due to economic reasons, E&Y would not stand for re-election as Franklin's independent accountants for the year ending December 31, 2004 and that the client-auditor relationship between Franklin and E&Y would cease upon the filing of Franklin's quarterly report on Form 10-Q for the quarterly period ended June 30, 2004.

As a result of E&Y's resignation, on October 28, 2004, Franklin engaged Rothstein, Kass & Company, P.C. ("Rothstein Kass") to serve as Franklin's independent accountants for the fiscal year ending December 31, 2004. Prior to this engagement, Rothstein Kass had not performed any services on behalf of Franklin or been consulted in respect of Franklin during Franklin's two most recent fiscal years or any subsequent interim period.


Item 7.01      Regulation FD Disclosure

On October 29, 2004, Franklin issued a press release announcing its intention to liquidate its current investment portfolio. A copy of that press release is being furnished as Exhibit 99.1 to this current report on Form 8-K.

The information in this Item 7.01 of this current report on Form 8-K, together with the information in Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC.



Item 9.01      Financial Statements and Exhibits.


(c)       Exhibits.

          99.1          Press release issued on October 29, 2004







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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FRANKLIN CAPITAL CORPORATION


                                    By:     /s/ Milton "Todd" Ault III
                                            ------------------------------------
                                            Milton "Todd" Ault III
                                            Chairman and Chief Executive Officer


Date:   November 3, 2004









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                                Index to Exhibits
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Exhibit No.        Description of document
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99.1               Press release dated October 29, 2004